                                                                   Exhibit 10.38


                                 THIRD AMENDMENT
                                 ---------------


                  This Third Amendment (this "Amendment") is entered into as of this 29th day of September, 1998 among Waterlink, Inc. (the "Company"), Bank of America National Trust and Savings Association, as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).

                                    RECITALS
                                    --------

                  WHEREAS, the Company, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of May 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Company, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS.

                  (a) The definition of "EBITDA" appearing in SECTION 1.01 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                           "EBITDA" means, for any period, for the Company and
                  its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) the net income (or net loss) for such period PLUS (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains plus (d) with respect to any business acquired during the period of determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired LESS the base compensation paid to each such Person during such twelve month period PLUS (y) the aggregate amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition PLUS (z) the net income of such acquired business during such period (plus, to the extent deducted in determining such net income, interest expense, income tax expense, depreciation and amortization of such acquired business) in accordance with Article 11 of Regulation S-X of the SEC; and PROVIDED FURTHER, that for the purpose of computations under SECTIONS 8.16, 8.17 and 8.18 for any business acquired during the period of determination (including the Sutcliffe Acquisition), EBITDA for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period; AND PROVIDED FURTHER, that:

                            (A) for all purposes, for any period which includes
                           the third fiscal quarter of the Company's 1998 fiscal year, there shall be excluded in determining EBITDA any restructuring expense recorded in the third fiscal quarter of the Company's 1998 fiscal year which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that such restructuring expense shall not be in excess of $1,493,750 ($1,400,000 of which is hereinafter defined as the "Special Charge") and for all purposes commencing with the fiscal quarter ended June 30, 1998, for any period which includes a fiscal quarter ending on or prior to June 30, 2000, EBITDA shall be reduced by an amount, if any, equal to the amount by which (I) cumulative EBITDA reductions with respect to the Special Charge as described on ANNEX A to the Second Amendment hereto exceeds (II) actual cumulative net cash flow attributable to the Special Charge, it being understood and agreed that the Company shall add a line item to the Compliance Certificate for the purpose of determining the calculations required by this sentence;

                            (B) for all purposes for any period which includes
                           the fourth fiscal quarter of the Company's 1998 fiscal year, there shall be excluded in determining EBITDA any restructuring expense recorded in the fourth fiscal quarter of the Company's 1998 fiscal year (I) relating to Bioclear Technologies, Inc., a Canadian corporation, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that such restructuring expense shall not be in excess of $17,300,000 and (II) relating to the realignment of the Company, PROVIDED, HOWEVER, that such realignment expense shall not be in excess of $2,700,000; and

                           (C) for all purposes for any period which includes a fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBITDA any realignment expense recorded in such fiscal quarter, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that the aggregate amount of such realignment expenses during such 1999 fiscal year shall not exceed $1,300,000.

                           (b) SECTION 1.01 of the Agreement is hereby further amended by inserting the following new definition in appropriate alphabetical order:

                           "THIRD AMENDMENT" shall mean the Third Amendment to
                  this Agreement, dated as of September 29, 1998.

                           (c) Section 7.01 of the Agreement is hereby amended by adding the following clause thereto:

                           "(c) as soon as available but no later than 30 days
                  after the end of each calendar month, a copy of the monthly financial information package in the form attached as Exhibit A to the Third Amendment.".

                           (d) Sub-section (d) of Section 8.04 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                           "(d) Investments, subject to SECTION 8.09, incurred
                  in order to consummate Acquisitions (other than the Sutcliffe Acquisition) otherwise permitted herein, PROVIDED that (i) any such Acquisition the aggregate consideration of which exceeds $7,500,000 shall not be permitted without the prior written approval of the Majority Banks, PROVIDED, HOWEVER that at any time during which the Leverage Ratio of the Company is greater than 4.0:1.0 for the immediately preceding 12 calendar months (taken as one accounting period), no Acquisition shall be permitted without prior written approval of 100% of the Banks,
                  (ii) no Default or Event of Default is in existence both before and after giving effect to such Acquisition, (iii) such Acquisition is undertaken in accordance with all applicable Requirements of Law, and (iv) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained;".

                           (e) Sections 8.15, 8.16, 8.17, 8.18 and 8.20 of the
         Agreement are each hereby amended by deleting each said Section in its entirety and inserting the following new Sections 8.15, 8.16, 8.17,
         8.18 and 8.20 in lieu thereof:

                           "8.15 MINIMUM NET WORTH. The Company shall not permit
                  its consolidated Net Worth at any time to be less than an amount equal to the sum of (a) $51,100,000 PLUS (b)75% of the Company's positive Net Income, if any, for each fiscal quarter ending after the date of the Third Amendment and prior to the date of determination, PLUS (c) an amount equal to 100% of the cash and non-cash



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


                  proceeds of any equity securities issued by the Company after the date of the Third Amendment and prior to the date of determination.

                           8.16 LEVERAGE RATIO. The Company shall not permit, at
                  any time during a period listed below, its Leverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                           Period                                                       Ratio
                           ------                                                       -----

                  From and including the last day                                       5.10:1.0
                           of the fiscal quarter ended in September, 1998
                           to but excluding the last day of the fiscal quarter
                           ended in December, 1998

                  Thereafter, from and including the last day                           5.97:1.0
                           of the fiscal quarter ended in December, 1998
                           to but excluding the last day of the fiscal quarter
                           ended in March, 1999

                  Thereafter, from and including the last day                           5.80:1.0
                           of the fiscal quarter ended in March, 1999
                           to but excluding the last day of the fiscal quarter
                           ended in June, 1999

                  Thereafter, from and including the last day                           5.05:1.0
                           of the fiscal quarter ended in June, 1999
                           to but excluding the last day of the fiscal quarter
                           ended in September, 1999

                  Thereafter, from and including the last day                           4.10:1.0
                           of the fiscal quarter ended in September, 1999
                           to but excluding the last day of the fiscal quarter
                           ended in December, 1999

                  Thereafter, from and including the last day                           4.00:1.0
                           of the fiscal quarter ended in December, 1999
                           to but excluding the last day of the fiscal quarter
                           ended in March, 2000

                  Thereafter, from and including the last day                           3.75:1.0
                           of the fiscal quarter ended in March, 2000

                           to but excluding the last day of the fiscal quarter ended in December, 2000

                  Thereafter, from and including the last day                           3.5:1.0
                           of the fiscal quarter ended in December, 2000
                           to but excluding the last day of the fiscal quarter
                           ended in December, 2001

                  Thereafter                                                            3.25:1.0

                      8.17 SENIOR LEVERAGE RATIO. The Company shall not permit,
                  at any time during a period listed below, its Senior Leverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                      Period                                                            Ratio
                      ------                                                            -----

                  From and including the last day                                       4.55:1.0
                      of the fiscal quarter ended in September, 1998
                      to but excluding the last day of the fiscal quarter
                      ended in December, 1998

                  Thereafter, from and including the last day                           5.37:1.0
                      of the fiscal quarter ended in December, 1998
                      to but excluding the last day of the fiscal quarter
                      ended in March, 1999

                  Thereafter, from and including the last day                           5.20:1.0
                      of the fiscal quarter ended in March, 1999
                      to but excluding the last day of the fiscal quarter
                      ended in June, 1999

                  Thereafter, from and including the last day                           4.55:1.0
                      of the fiscal quarter ended in June, 1999
                      to but excluding the last day of the fiscal quarter
                      ended in September, 1999

                  Thereafter, from and including the last day                           4.0:1.0
                      of the fiscal quarter ended in September, 1999
                      to but excluding the last day of the fiscal quarter
                      ended in December, 1999

                  Thereafter, from and including the last day                           3.50:1.0
                      of the fiscal quarter ended in December, 1999
                      to but excluding the last day of the fiscal quarter
                      ended in March, 2000

                  Thereafter                                                            3.25:1.0

                      8.18 INTEREST COVERAGE RATIO. The Company shall not
                  permit, at any time during a period listed below, its Interest Coverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

                      Period                                                            Ratio
                      ------                                                            -----

                  From and including the last day of the fiscal                         2.0:1.0
                      quarter ended in September, 1998 but
                      excluding the last day of the fiscal quarter
                      ended March, 1999

                  From and including the last day of the fiscal                         1.75:1.0
                      quarter ended in March, 1999 but
                      excluding the last day of the fiscal quarter
                      ended June, 1999

                  From and including the last day of the fiscal                         2.0:1.0
                      quarter ended in June, 1999 but
                      excluding the last day of the fiscal quarter
                      ended December, 1999

                  From and including the last day of the fiscal                         2.25:1.0
                      quarter ended in December, 1999 but
                      excluding the last day of the fiscal quarter
                      ended September, 2001

                  Thereafter                                                            2.50:1.0

                                      * * *

                      8.20 CAPITAL EXPENDITURES. The Company shall not, and
                  shall not permit any of its Subsidiaries to, incur Capital Expenditures; PROVIDED, that the Company and its Subsidiaries may make Capital Expenditures during: (i) its 1998 fiscal year in an aggregate amount not in excess of $6,000,000; (ii) its 1999 fiscal year in an aggregate amount not in excess of $3,000,000; and (iii) each fiscal year thereafter, $6,000,000.".

                      (f) Section 9.01 of the Agreement is hereby amended by (i) deleting the "or" contained at the end of 9.01(m), and (ii) deleting the period at the end of clause 9.01(n) and adding the following:

                      "; or

                      (o) SUBORDINATED DEBT. The Company shall make any payment
                  of principal on any Subordinated Debt where after giving effect to such payment the Leverage Ratio for the twelve month period (taken as one accounting period) then last ended would be greater than 4.25:1.0 and/or the Senior Leverage Ratio for the twelve month period (taken as one accounting period) then last ended would be greater than 3.75:1.0.".

                      (g) Schedule 8.01 of the Agreement is hereby amended by deleting the text contained therein in its entirety and inserting in lieu thereof the word "None".

                  SECTION 2. CONSENT

                  (a) The Banks hereby consent to the formation of Bioclear Technology, ULC, a Nova Scotia unlimited liability company (the "New Foreign Subsidiary"), for the purpose of effecting an amalgamation between Bioclear Technology, Inc., a Canadian corporation, and New Foreign Subsidiary with New Foreign Subsidiary being the surviving corporation of such amalgamation; PROVIDED, HOWEVER that the Company shall cause New Foreign Subsidiary to take the actions required pursuant to Section 8.03 (c) of the Agreement.

                  (b) Notwithstanding Section 8.02 (c) of the Agreement, the Company shall be permitted to sell all of the assets of Bioclear Technology, Inc., a Canadian corporation (the "Bioclear Disposition"); PROVIDED, HOWEVER, that in the event that the Majority Banks determine that the distribution of the Net Proceeds from such Bioclear Dispositions requires an application other than as provided in Section 2.09 (b) of the Agreement, then the Majority Banks will inform the Company of such alternative application on the earlier of (i) the date of the first Bioclear Disposition and (ii) January 8, 1999.

                  SECTION 3. REFERENCE TO AND EFFECT UPON THE AGREEMENT.

                  (a) Except as specifically amended above, the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

                  SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  SECTION 5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 7. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon (i) the delivery of executed signature pages for this Amendment signed by the Company and the Majority Banks and (ii) the payment by the Company to the Agent, for the pro rata distribution to those Banks executing this Amendment, of an amendment fee in an aggregate amount equal to .075% of the Revolving Loan Commitments, such fee to be due and payable upon the satisfaction of Section 7(i) hereof.


                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.


                                     WATERLINK, INC.


                                     By: /s/ Michael J. Vartusko
                                         ---------------------------------------
                                     Title: Chief Financial Officer
                                           -------------------------------------


                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as Agent


                                     By: /s/ Jay McKeown
                                         ---------------------------------------
                                     Title: Assistant Vice President
                                           -------------------------------------



                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, Individually as a Bank


                                     By: /s/ Timothy J. Pepowski
                                         ---------------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------



                                     COMERICA BANK


                                     By: /s/ Preeti Sarnaik
                                         ---------------------------------------
                                     Title: Account Representative
                                           -------------------------------------





                                       S-1
                              [TO THIRD AMENDMENT]

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                                     THE FIFTH THIRD BANK OF COLUMBUS


                                     By: /s/ Stephen S. Brooks
                                         ---------------------------------------
                                     Title: Vice President
                                           -------------------------------------



                                     HARRIS TRUST AND SAVINGS BANK


                                     By: /s/ William A. McDonnell
                                         ---------------------------------------
                                     Title: Vice President
                                           -------------------------------------



                                     PNC BANK, NATIONAL ASSOCIATION


                                     By: /s/ Joseph G. Moran
                                         ---------------------------------------
                                     Title: Vice President
                                           -------------------------------------



                                     UNION BANK OF CALIFORNIA, N.A.


                                     By: /s/ Karyssa M. Britton
                                         ---------------------------------------
                                     Title: Vice President
                                           -------------------------------------










                                       S-2
                              [TO THIRD AMENDMENT]